UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2013

Southside Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (903) 531-7111

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On April 29, 2013, Robbie N. Edmonson notified the Chairman of the Board that he has elected to resign as a director and officer of Southside Bancshares, Inc. (the “Company”) and its subsidiary Southside Bank, effective May 31, 2013. Mr. Edmonson has served as a director and officer of the Company since 1982. Mr. Edmonson has agreed to serve as an advisory director on the board of the Company's subsidiary, Southside Bank, beginning June 1, 2013. “Mr. Edmonson's valuable and dedicated service as a director and officer of the Company will be greatly missed,” stated B. G. Hartley, Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: April 30, 2013	By:	/s/ Julie N. Shamburger
Julie N. Shamburger, CPA
Executive Vice President and Chief Accounting Officer